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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 28, 1999




                             HAWAIIAN AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


            HAWAII                       1-8836                 99-0042880
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                   identification number)



        3375 KOAPAKA STREET, SUITE G350
          HONOLULU, HAWAII 96819-1869                                96819-1869
    (Address of principal executive offices)                         (Zip code)



       Registrant's telephone number, including area code: (808) 835-3700

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

By Report on Form 8-K dated September 28, 1999 and filed October 5, 1999, the Company reported a change in its certifying accountant from KPMG LLP to Ernst & Young LLP. The Company provided KPMG LLP with such Report and requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in such Report and, if not, stating the respects in which it does not agree. The letter from KPMG LLP responding to such request is included as Exhibit 16 to this Report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   EXHIBITS

          Exhibit 16    Letter from KPMG LLP to the Commission.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HAWAIIAN AIRLINES, INC.


Dated:   October 12, 1999                   By /s/ JOHN L. GARIBALDI
                                               ---------------------------
                                               John L. Garibaldi
                                               Executive Vice President
                                               and Chief Financial Officer


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